EVERBANK FINANCIAL CORP KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM FEBRUARY 2016

$1.13 $1.22 2014 2015 Earnings per share $21.6 $26.6 $15.5 $18.2 4Q14 4Q15 Total Assets Total Deposits 2 EVERBANK OVERVIEW CORPORATE OVERVIEW • Nationwide banking and lending franchise • Cohesive, experienced management team • Disciplined risk management culture with strong credit performance • 21 consecutive years of profitability • Headquartered in Jacksonville, FL • IPO in May 2012 4Q15 FINANCIAL SUMMARY(1) TOTAL ASSETS & DEPOSITS ADJUSTED DILUTED EARNINGS PER SHARE 8% (1) Market data and price performance as of 2/1/2016. A reconciliation of non-GAAP financial measures can be found in the appendix. KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM Assets $26.6bn Loans & Leases, Held for Investment $22.1bn Deposits $18.2bn Tangible Common Equity per Common Share $13.36 Stock Price $13.86 Market Cap $1.7bn Ticker (NYSE) EVER

SOLID LONG TERM FINANCIAL PERFORMANCE

ADJUSTED EARNINGS PER SHARE(1)


2003 – 2015 CAGR: 9%
$0.42
$0.53
$0.63
$0.74
$0.66
$0.41
$0.78
$1.28
$1.11
$1.27
$1.11
$1.13
$1.22
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

ADJUSTED RETURN ON AVERAGE EQUITY


14.3%
15.4%
16.3%
16.5%
13.1%
7.4%
11.5%
14.0%
10.7%
12.4%
9.9%
9.2%
9.3%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
EverBank
$5-25bn Banks

TANGIBLE COMMON EQUITY PER SHARE(2)


2003 – 2015 CAGR: 13%
$3.10
$3.60
$4.08
$4.81
$5.39
$6.96
$8.54
$10.65
$10.12
$10.30
$11.57
$12.51
$13.36
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

ADJUSTED NPA / TOTAL ASSETS(3)


0.66%
2.01%
2.73%
2.11%
1.86%
1.08%
0.65%
0.46%
0.53%
2007 2008 2009 2010 2011 2012 2013 2014 2015

(1) *Represents adjusted diluted earnings per common share from continuing operations for 2007-2015; 2003-2006 represents GAAP basic earnings per common share from continuing operations. Calculated using adjusted net income attributable to the Company from continuing operations for 2010-2015; No material items gave rise to material adjustments prior to the year ended December 31, 2010; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix.*

(2) *Represents tangible common equity per share including accumulated other comprehensive loss. A reconciliation of non-GAAP financial measures can be found in the appendix.*

(3) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. A reconciliation of non-GAAP financial measures can be found in the appendix.*

KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM 3

EverBank

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 4Q04 2Q05 4Q05 2Q06 4Q06 2Q07 4Q07 2Q08 4Q08 2Q09 4Q09 2Q10 4Q10 2Q11 4Q11 2Q12 4Q12 2Q13 4Q13 2Q14 4Q14 2Q15 4Q15 EverBank $1-30bn Banks SUPERIOR LONG-TERM CREDIT PERFORMANCE NPLs / LOANS (%)(1) 4 NPAs / ASSETS (%)(1) TRAILING TWELVE MONTHS TOTAL NET CHARGE OFFS / AVERAGE TOTAL LOANS (1) Metric represents adjusted non-performing loans (assets) as a percentage of total loans (assets). Numerator excludes government-insured pool buyout loans 90 days or more past due still accruing and loans (assets) accounted for under ASC 310-30. (2) SNL Financial. U.S. Publicly-traded banks with $10-30bn in total assets as of 12/31/2015. (3) SNL Financial. Average of all (currently active, defunct and/or acquired) banks with $1-30 billion in total assets as of 4Q 2004. EverBank Average of Banks $10-$30bn Assets (2) (3) KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM 0.97 0.89 1.07 0.61 0.56 0.44 0.45 0.41 0.37 0.42 0.56 0.53 2.86 2.59 2.45 2.27 2.18 2.04 1.93 1.77 1.62 1.54 1.48 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 0.99 0.92 1.01 0.65 0.62 0.51 0.50 0.46 0.40 0.44 0.55 0.53 2.30 2.09 1.98 1.86 1.76 1.65 1.56 1.43 1.31 1.27 1.22 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15

5 BANKING FRANCHISE OVERVIEW CORE CONSUMER CLIENT CORE COMMERCIAL CLIENT RESIDENTIAL LENDING CONSUMER LENDING WEALTH MANAGEMENT CONSUMER DEPOSITS COMMERCIAL AND CRE LENDING EQUIPMENT AND LENDER FINANCE WAREHOUSE LENDING BUSINESS BANKING EverBank offers a full suite of lending and deposit products to consumer and commercial clients through multiple channels nationwide ASSET BASED LENDING DELIVERY CHANNELS NATIONWIDE NETWORK MOBILE / TABLET ONLINE CONTACT CENTER ATM Diversified, nationwide business model Attractive client base Strong asset origination capabilities Branch-light, omni- channel distribution Enhanced digital banking products and services KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM

$1.6 $2.0 $2.6 $3.6 $0.8 $1.9 $3.5 $3.6 $11.3 $12.8 $11.0 $13.1 2012 2013 2014 2015 Commercial HFI Residential HFI Loans Sold 6 STRONG ORGANIC ORIGINATIONS TOTAL ORIGINATIONS ($BN) 2015 RETAINED ORIGINATIONS 55% Retained KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM Jumbo residential mortgage & HELOC 53% CRE and other commercial 15% Lender & warehouse finance 14% Business credit 1% Equipment finance receivables 17% 79% Sold EverBank sells or retains assets to optimize risk-adjusted returns while managing balance sheet concentrations and capital levels

7 DIVERSIFIED LOAN PORTFOLIO LOANS HFI PORTFOLIO MIX(1) EverBank’s loan portfolio is diversified between consumer and commercial segments LOANS HFI PORTFOLIO ($BN) KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM (1) As of December 31, 2015 Residential 34% Gov't. insured pool buyouts 19% Other consumer 2% CRE and other commercial 18% Mortgage warehouse finance 10% Lender finance 6% Equipment finance receivables 11% $6.9 $7.2 $10.1 $12.2 $5.6 $6.1 $7.7 $10.0 $12.5 $13.3 $17.8 $22.2 2012 2013 2014 2015 Consumer HFI Commercial HFI

8 LEVERAGING PLATFORM TO DRIVE EFFICIENCIES FTE & ADJUSTED EFFICIENCY RATIO KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM 3,693 4,062 3,085 3,023 74% 75% 70% 67% 2012 2013 2014 2015 Full-Time Equivalent Employees Adj. Efficiency Ratio $698 $748 $625 $614 4.60% 4.13% 3.24% 2.60% 2012 2013 2014 2015 Adj. NIE NIE / Avg. Assets ADJUSTED NIE & NIE / AVG. ASSETS ($MM) $4.9 $4.3 $7.0 $8.8 2012 2013 2014 2015 Assets per FTE ASSETS PER FTE ($MM) OVERVIEW • Focused on driving greater efficiency across the organization • Substantial investments in operating and corporate services infrastructure can support a larger banking organization • Expect efficiency ratio to continue to improve in 2016, driven by both higher revenue and lower NIE

OVERVIEW DEPOSIT FRANCHISE DEPOSIT COMPOSITION(1) DEPOSITS BY REGION(1) 9 TOTAL DEPOSITS ($BN) • Branch-light model well positioned to capitalize on industry trends • Core, mass-affluent consumer clients nationwide who utilize transaction-oriented features such as online bill pay and mobile deposit • Commercial balance growth driven by attractive value proposition • Proven ability to tailor deposit growth with asset growth KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM (1) As of December 31, 2015 Noninterest bearing demand 6% Interest bearing demand 20% Savings and Money Market 35% Global Markets 4% Time 35% Mid-Atlantic / Northeast 33% Southeast 31% Midwest 14% West 14% Southwest 8% AK/HI/Other 0% $11.6 $11.4 $12.6 $14.1 $1.5 $1.8 $3.0 $4.2 $13.1 $13.3 $15.5 $18.2 2012 2013 2014 2015 Consumer Commercial

ATTRACTIVE DEPOSIT BASE LOYAL CUSTOMERS WITH GROWING BALANCES (1) Average account balance for non-CD bank accounts existing at each point in time, shown from initial year end to December 31, 2015. 10 Average Balance of Accounts Existing at Each Period(1) KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2007 2008 2009 2010 2011 2012 2013 2014

CA 30% FL 9% NY 7% NJ 6% TX 5% Other 43% (1) Represents residential loans and government insured pool buyouts held-for-investment at December 31, 2015. $1,399 $3,391 $4,287 $5,052 $9,645 $10,850 $8,413 $9,457 2012 2013 2014 2015 RESIDENTIAL LENDING OVERVIEW ORIGINATIONS ($MM) RESIDENTIAL LOANS HFI ($MM) • Originates high quality residential loans nationwide • Retail offices in top-50 markets nationwide with emphasis on purchase money and jumbo loans • Attractive preferred borrower profile • ~$795,000 average loan size • ~67% average LTV • ~766 average FICO • ~90% primary residence PORTFOLIO BY GEOGRAPHY(1) 11 $3,949 $5,153 $6,325 $7,502 2012 2013 2014 2015 Jumbo Volume KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM

GOVERNMENT-INSURED LOAN PORTFOLIO OVERVIEW GOV’T INSURED POOL BUYOUTS HFI ($MM) 12 • Short duration asset with stable, predictable cash flows • Attractive risk-return profile in a period of sustained low rates • Consists of loans that are insured or guaranteed by one of several federal government agencies • Allowance related to these loans is low due to limited / no loss exposure • Extensive historical performance, program and oversight knowledge $2,759 $1,892 $3,595 $4,215 22% 14% 20% 19% 0% 5% 10% 15% 20% 25% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2012 2013 2014 2015 EoP Balance % of Loans and Leases HFI KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM

• Originate commercial real estate loans for the acquisition and refinancing of stabilized CRE for owner users, investors and developers nationwide • Loans backed by single-tenant, multi-tenant and multi-family properties in top-100 markets nationwide • Business re-launched in 2013 after integration of Business Property Lending acquisition • Diversified loan portfolio by both geography and property type COMMERCIAL REAL ESTATE LENDING PORTFOLIO BY PROPERTY TYPE(1) PORTFOLIO BY GEOGRAPHY(1) OVERVIEW Industrial 9% Medical 6% Multifamily 24% Office 19% Retail 24% Warehouse 11% Other 7% CA 14% FL 11% TX 8% IL 6% NC 5% Other 56% LOAN PORTFOLIO ($MM) $3,190 $3,464 $3,744 2013 2014 2015 (1) Represents single-tenant and multi-tenant. Excludes Bank of Florida acquired loans. As of December 31, 2015. 13 $607 $857 $1,172 2013 2014 2015 LOANS HFI ORIGINATIONS KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM

TX 12% CA 11% FL 10% NY 7% NJ 5% Other 55% COMMERCIAL FINANCE • Equipment finance (EF) originates equipment leases and loans nationwide through relationships with over 800 equipment manufacturers, distributors and dealers • Entered into the business through Tygris acquisition in 2010 • Lender finance provides revolving and term credit facilities secured by equipment and receivables to specialty finance companies • $15-$50mm transaction sizes • Diversified across multiple industries LEASE / LOAN PORTFOLIO ($MM) EF PORTFOLIO BY GEOGRAPHY(1) OVERVIEW EF PORTFOLIO BY PRODUCT(1) Healthcare 28% Office Products 20% Information technology 10% Specialty vehicle 10% Construction 9% Capital Equipment 9% Other 14% 14 LOANS HFI ORIGINATIONS $326 $1,238 $2,032 $2,401 $593 $762 $1,280 2013 2014 2015 $775 $1,317 $1,282 $372 $272 $510 2013 2014 2015 $1,831 $2,794 $3,681 $1,147 $1,588 $1,792 Equipment Finance Lender Finance KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM (1) As of December 31, 2015

APPENDIX

16 Note: A reconciliation of non-GAAP financial measures can be found in the appendix. BALANCE SHEET ($MM) INCOME STATEMENT ($MM) KEY METRICS 4Q15 FINANCIAL SUMMARY KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM Total revenue 233$ Net interest income, net of provision 165 Noninterest income 58 Noninterest expense 153 Net income 45 GAAP EPS, diluted 0.34$ Tangible common equity per common share 13.36$ Net interest margin 2.90% Tier 1 leverage ratio (bank) 8.1% Total risk-based capital ratio (bank) 12.4% Common equity tier 1 ratio (consolidated Basel III) 9.9% Cash and cash equivalents 582$ Total investment securities 924 Loans HFS 1,509 Loans and leases HFI, net 22,149 Total assets 26,601 Total deposits 18,242 Total liabilities 24,733 Total shareholders' equity 1,868

NON-GAAP RECONCILIATIONS QUARTERLY ADJUSTED NET INCOME 17 KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM December 31, September 30, June 30, March 31, December 31, (dollars and shares in thousands) 2015 2015 2015 2015 2014 Net income 45,146$ 29,583$ 41,567$ 14,230$ 38,021$ Transaction and non-recurring regulatory related expense, net of tax (1,849) (784) 3,745 1,498 2,502 Increase (decrease) in Bank of Florida non-accretable discount, net of tax - (51) 159 (967) (205) MSR impairment (recovery), net of tax (55) 2,758 (9,751) 26,879 - Restructuring cost, net of tax 2,219 (222) 10,667 - (164) OTTI credit losses on investment securities (Volcker Rule), net of tax - - - - - Adjusted net income 45,461$ 31,284$ 46,387$ 41,640$ 40,154$ Adjusted net income allocated to preferred stock 2,531 2,532 2,531 2,531 2,531 Adjusted net income allocated to common shareholders 42,930$ 28,752$ 43,856$ 39,109$ 37,623$ Adjusted net earnings per common share, diluted 0.34$ 0.23$ 0.35$ 0.31$ 0.30$ Weighted average common shares outstanding, diluted 126,980 127,099 126,523 126,037 125,646 Three Months Ended

NON-GAAP RECONCILIATIONS

ANNUAL ADJUSTED NET INCOME[1]

(dollars and shares in thousands)	2015	2014	2013	2012	2011	2010
GAAP net income from continuing operations	**$ 130,526**	**$ 148,082**	**$ 136,740**	**$ 74,042**	**$ 52,729**	**$ 188,900**
Bargain purchase gain on Tygris transaction, net of tax	-	-	-	-	-	(68,056)
Gain on sale of investment securities due to portfolio repositioning, net of tax	-	-	-	-	-	(12,337)
Gain on repuchase of trust preferred securities, net of tax	-	-	-	-	(2,910)	(3,556)
Transaction expense and non-recurring regulatory related expense, net of tax	2,610	6,462	48,477	23,088	16,831	5,984
Loss on early extinguishment of acquired debt, net of tax	-	-	-	-	-	6,411
Decrease in fair value of Tygris indemnification asset, net of tax	-	-	-	-	5,382	13,654
Inc. (Dec.) in Bank of Florida non-accretable discount, net of tax	(859)	727	(95)	3,195	3,007	3,837
Impact of change in ALLL methodology, net of tax	-	-	-	-	1,178	-
Adoption of TDR guidance and policy change, net of tax	-	-	-	3,709	6,225	-
MSR impairment, net of tax	19,831	(4,967)	(58,870)	39,375	24,462	-
Tax expense (benefit) related to revaluation of Tygris NUBIL, net of tax	-	-	-	-	691	(7,840)
Restructuring cost, net of tax	12,664	466	19,332	-	-	-
OTTI credit losses on investment securities (Volcker Rule), net of tax	-	425	2,045	-	-	-
Adjusted net income	**$ 164,772**	**$ 151,195**	**$ 147,629**	**$ 143,409**	**$ 107,595**	**$ 126,997**
Adjusted net income allocated to preferred stock	10,125	10,125	10,125	9,283	22,211	31,619
Adjusted net income allocated to common shareholders	$ 154,647	$ 141,070	$ 137,504	$ 134,126	$ 85,384	$ 95,378
Adjusted net earnings per common share, diluted	$ 1.22	$ 1.13	$ 1.11	$ 1.27	$ 1.11	$ 1.28

(1) *No material items gave rise to adjustments prior to the year ended December 31, 2010.*

KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM 18

EverBank

NON-GAAP RECONCILIATIONS ADJUSTED EFFICIENCY RATIO 19 KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM December 31, September 30, June 30, March 31, December 31, (dollars in thousands) 2015 2015 2015 2015 2014 Net interest income 175,040$ 168,840$ 169,025$ 155,438$ 147,436$ Noninterest income 57,850 41,195 83,814 32,521 75,173 Total revenue 232,890 210,035 252,839 187,959 222,609 Adjustment items (pre-tax): MSR impairment (recovery) (89) 4,450 (15,727) 43,352 - Restructuring cost 160 - 96 - (465) Adjusted total revenue 232,961$ 214,485$ 237,208$ 231,311$ 222,144$ oninterest expense 152,861 151,506 177,968$ 156,042$ 152,657$ djustment items (pre-tax): Transaction expense and non-recurring regulatory related expense 2,981 1,264 (6,041) (2,417) (4,035) Restructuring cost (3,419) 360 (17,108) - (200) Adjusted noninterest expense 152,423$ 153,130$ 154,819$ 153,625$ 148,422$ GAAP efficiency ratio 66% 72% 70% 83% 69% Adjusted efficiency ratio 65% 71% 65% 66% 67% Three Months Ended

NON-GAAP RECONCILIATIONS ADJUSTED EFFICIENCY RATIO 20 KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM December 31, December 31, December 31, December 31, (dollars in thousands) 2015 2014 2013 2012 Net interest income 668$ 565$ 559$ 514$ Noninterest income 215 337 519 370 Total revenue 884 902 1,078 884 Adjustments (pre-tax): MSR impairment (recovery) 32 (8) (95) 64 Restructuring cost 0 (2) 6 - OTTI losses on securities (Volker Rule) - 1 3 - Adjusted total revenue 916$ 892$ 993$ 947$ oninterest expense 638$ 639$ 848 736 djustment items (pre-tax): Transaction expense and non-recurring regulatory related expense (4) (10) (78) (37) Restructuring cost (20) (3) (22) - Adjusted noninterest expense 614$ 625$ 748$ 698$ GAAP efficiency ratio 72% 71% 79% 83% Adjusted efficiency ratio 67% 70% 75% 74% Year Ended

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Total non-accrual loans and leases	$ 124,877	$ 123,975	$ 89,168	$ 74,860	$ 76,983
Accruing loans 90 days or more past due	-	-	-	-	-
Total non-performing loans (NPL)	124,877	123,975	89,168	74,860	76,983
Other real estate owned (OREO)	17,253	15,491	16,826	17,588	22,509
Total non-performing assets (NPA)	142,130	139,466	105,994	92,448	99,492
Troubled debt restructurings (TDR) less than 90 days past due	16,425	16,558	14,693	15,251	13,634
Total NPA and TDR[(1)]	$ 158,555	$ 156,024	$ 120,687	$ 107,699	$ 113,126
Total NPA and TDR	$ 158,555	$ 156,024	$ 120,687	$ 107,699	$ 113,126
Government-insured 90 days or more past due still accruing	3,199,978	2,814,506	2,901,184	2,662,619	2,646,415
Loans accounted for under ASC 310-30: 90 days or more past due	5,148	4,871	4,571	5,165	8,448
Total regulatory NPA and TDR	$ 3,363,681	$ 2,975,401	$ 3,026,442	$ 2,775,483	$ 2,767,989
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[(1)]					
NPA to total assets	0.53%	0.55%	0.44%	0.40%	0.46%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	12.58%	11.73%	12.49%	11.82%	12.74%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans.*

KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM 21

EverBank

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
Total non-accrual loans and leases	$ 124,877	$ 76,983	$ 85,910	$ 156,629	$ 193,478	$ 213,838	$ 194,951	$ 123,240	$ 31,770
Accruing loans 90 days or more past due	-	-	-	-	6,673	1,754	1,362	104	-
Total non-performing loans (NPL)	124,877	76,983	85,910	156,629	200,151	215,592	196,313	123,344	31,770
Other real estate owned (OREO)	17,253	22,509	29,034	40,492	42,664	37,450	24,087	18,010	4,821
Total non-performing assets (NPA)	142,130	99,492	114,944	197,121	242,815	253,042	220,400	141,354	36,591
Troubled debt restructurings (TDR) less than 90 days past due	16,425	13,634	76,913	90,094	92,628	70,173	95,482	48,768	275
Total NPA and TDR[1]	$ 158,555	$ 113,126	$ 191,857	$ 287,215	$ 335,443	$ 323,215	$ 315,882	$ 190,122	$ 36,866
Total NPA and TDR	$ 158,555	$ 113,126	$ 191,857	$ 287,215	$ 335,443	$ 323,215	$ 315,882	$ 190,122	$ 36,866
Government-insured 90 days or more past due still accruing	3,199,978	2,646,415	1,039,541	1,729,877	1,570,787	553,341	589,842	428,630	236,455
Loans accounted for under ASC 310-30:									
90 days or more past due	5,148	8,448	10,083	79,984	149,743	195,425	-	-	-
OREO	-	-	-	16,528	19,456	19,166	-	-	-
Total regulatory NPA and TDR	$ 3,363,681	$ 2,767,989	$ 1,241,481	$ 2,113,604	$ 2,075,429	$ 1,091,147	$ 905,724	$ 618,752	$ 273,321
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[1]									
NPA to total assets	0.53%	0.46%	0.65%	1.08%	1.86%	2.11%	2.73%	2.01%	0.66%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:									
NPA to total assets	12.58%	12.74%	6.60%	11.09%	15.20%	8.50%	10.05%	8.09%	4.94%

(1) We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM 22 EverBank

DISCLAIMER THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY HAVE BEEN DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. 23 KBW 2016 WINTER FINANCIAL SERVICES SYMPOSIUM